MERRILL LYNCH
GROWTH FUND



FUND LOGO



Annual Report

October 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

Fiscal Year in Review
Merrill Lynch Growth Fund outperformed the unmanaged Standard & Poor's (S&P)/Barra Growth Index for the one-year period ended October 31, 2000. The Fund's Class A, Class B, Class C and Class D Shares had total returns of +13.24%, +12.07%, +12.11% and +13.00%, respectively, compared with an Index return of +2.07%. In addition, the Fund also outperformed the Index for the six-month period ended October 31, as the Fund's Class A and Class B Shares had total returns of -6.32% and -6.78%, respectively, compared with an Index return of -7.90%. (Fund performance shown does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

Almost all of the Fund's outperformance for the fiscal year occurred during January and February, reflecting the strong appreciation of several of our biotechnology investments. Aside from these two months of exceptional performance, the Fund's results were relatively lackluster over the balance of the year. Only a few other positions had any meaningful positive impact on our performance over the course of the fiscal year: EMC Corporation, Enron Corp., Maxim Integrated Products, Inc. and Corning Incorporated.


Analyzing Investment Performance
When we compare the Fund's investment results with those of the unmanaged S&P/Barra Growth Index, we evaluate our performance in terms of "successes of commission" (as described below in #1); "successes of omission" (see #2); "errors of commission" (see #3) and "errors of omission" (see #4 & #5):

1. If a stock we own performs well--whether it is or is not included in the S&P/Barra Growth Index--it is a positive for the Fund's performance. The outperformance will be enhanced if we overweight the stock relative to the Index. Our investment decisions in this area made a significantly positive contribution to the Fund's performance relative to the Index during the fiscal year; for example, our overweighting of Corning, an Index stock, and the purchase of Enron, which is not an Index stock.

2. If a stock that we do not own performs poorly--and it is included in the S&P/Barra Growth Index--then it is a positive for the Fund's relative performance. The outperformance will be lessened if we merely underweight the stock relative to the Index instead of not owning it at all. Our investment decisions in this area made a significantly positive contribution to the Fund's performance relative to the Index during the fiscal year. An example of such a "success of omission" was our avoidance of Index stock Yahoo!, Inc., which fell sharply this year. Underweighting another poor performer, such as Lucent Technologies, Inc., helped performance relative to the Index, but with hindsight it would have been better not to own the stock at all.

3. If a stock that we own performs poorly--whether it is or is not included in the S&P/Barra Growth Index--it is a negative for the Fund's relative performance. If the stock is included in the Index, the underperformance will be magnified if we overweight the stock relative to the Index and lessened if we underweight the stock relative to the Index. Our investment decisions in this area hindered the Fund's performance relative to the Index during the fiscal year. For example, our experience in buying shares of the high-growth technology stocks Bookham Technology PLC and Netro Corporation in the belief that they would outperform the Index was a mistake, in hindsight.

4. If a stock that we do not own performs well--and it is included in the S&P/Barra Growth Index--then it is a negative for the Fund's relative performance. This underperformance will be lessened if we simply underweight the stock relative to the Index. Our investment decisions in this area had a lesser impact on the Fund's performance relative to the Index for the fiscal year, although we would have been better off if we had purchased shares of the strong performers Oracle Corporation and Sun Microsystems, Inc., both of which are in the Index and outperformed it. In addition, although we owned shares of General Electric Company, our position is a significant underweight relative to its exposure in the Index.


Merrill Lynch Growth Fund
October 31, 2000


5. If a stock that we do not own performs well--even if it is not included in the S&P/Barra Growth Index--it is a missed opportunity. Our investment decisions in this area had a negative impact on the Fund's absolute performance. For example, we missed opportunities to benefit from the extremely strong performances of Juniper Networks, Inc., Siebel Systems, Inc., BEA Systems, Inc. and CIENA Corp. The challenge in evaluating these companies is that their shares trade at well over 100 times prospective earnings. However, they are also growing at rates that are much faster than typical growth companies.

We discuss our experience in areas #3 and #5 in the "Emerging High Tech Growth Companies" section of this letter to shareholders.

Our Investment Universe
Whether our investments are the same as or different from those stocks included in the Index, it is important to remember that our equity investments are growth stocks. A growth stock, as we define it, is one that is increasing in economic value at a rate that is appreciably faster than the average company. Ideally, our stock investments also tend to be toward the larger capitalization issues; that is, those that have market capitalizations of more than $10 billion.

Since our investment universe is limited to growth stocks, we do not invest in stocks because we believe that their prices are simply too low to reflect the value of their respective companies. We also do not invest in companies that are likely to have slightly better-than-average earnings growth for several years, and subsequently revert to slower growth rates because of the cyclical nature of their industries. Furthermore, we do not seek to adapt our investment style based on the rotation of the stock market from out-of-favor companies/sectors to in-favor companies/sectors. This is important to remember because we are comparing the Fund's performance with that of the unmanaged S&P/Barra Growth Index. We strive to outperform this Index, no matter what the stock market conditions and not to outperform the stock market in general, or some other unmanaged index. In an environment in which value stocks outperform growth stocks, our performance will probably be inferior to that of many value-oriented funds. Similarly, in an environment in which growth outperforms value, our performance should be better than many value funds. However, even if we outperform all value funds, we have not done well unless we outperform relative to our investable universe, which is the S&P/Barra Growth Index.


Emerging High Tech Growth Companies
During the fiscal year, emerging high tech growth companies caused the worst relative underperformance for the Fund. However, there were a number of companies (some with very large market capitalizations) that provided truly extraordinary investment returns. These companies are growing rapidly in very fast-growing businesses. For these emerging high tech growth companies, security analysts' expectations--and the companies' ability to meet/beat them- -seem to be of paramount importance. We observe that the security analysts are focusing not on net income, return on equity, or other typical measures of value or profitability, but on revenue. In particular, revenue growth (and typically as it is measured from one quarter to the next) appears to be viewed by the market as the most important indicator of growth. The investment "stars" in the emerging high tech area are those companies with very high and expanding rates of sequential revenue growth.

In many respects, such companies are logical candidates for investment for us, since we have come to believe that above-average revenue growth is one of the hallmarks of growth companies. This type of company has the potential to exhibit sustained growth. Improving operating margins are not very sustainable. However, these stocks are also extremely volatile. For example, it is not uncommon to see these stocks double or triple in a few months, then decline by over 50%, then double again, only to decline subsequently by as much as 70%--all in one year. Such erratic stock price movements are not representative of fundamental changes in the companies' business prospects, but of the rapidly changing investor sentiment to which the stock prices are subjected.


Merrill Lynch Growth Fund
October 31, 2000


Our forays into emerging high tech growth companies have not yielded successful results thus far. However, since we continue to believe that such companies fit our investment profile, we will seek to incorporate more investments like them into the portfolio. We continue to believe that over the long-term, emerging high tech growth companies will offer the Fund attractive opportunities for capital appreciation, albeit with much volatility along the way.


Current Investment Strategy
At October 31, 2000, the Fund was positioned with significant exposure to growth stocks in the financial sector (shares of Associates First Capital Corporation were purchased as a means to establish a position in Citigroup Inc. when Associates First was acquired by Citigroup after the close of the period on November 30,
2000) and in electronic management systems (EMS) companies (Solectron Corporation and Sanmina Corporation). We also have a significant exposure to Enron Corp., a group of power technology companies, two programmable logic device companies (Xilinx, Inc. and Lattice Semiconductor Corporation), two wireless telecommunications providers (Vodaphone AirTouch PLC and McLeodUSA Incorporated), Corning Incorporated, and a number of pharmaceutical investments that are different from the pharmaceutical stocks in the S&P/Barra Growth Index. If these investments are successful, then the Fund will outperform relative to the Index. However, if these investments are not successful, then the Fund will underperform relative to the Index.


In Conclusion
We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you again in our next semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager




December 13, 2000






Merrill Lynch Growth Fund
October 31, 2000


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 9/30/00                    +26.02%        +19.41%
Five Years Ended 9/30/00                  + 8.36         + 7.20
Ten Years Ended 9/30/00                   +15.93         +15.30

*Maximum sales charge is 5.25%. (Prior to October 21, 1994,
Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 9/30/00                    +24.75%        +20.75%
Five Years Ended 9/30/00                  + 7.26         + 7.26
Ten Years Ended 9/30/00                   +14.74         +14.74

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 9/30/00                    +24.74%        +23.74%
Five Years Ended 9/30/00                  + 7.24         + 7.24
Inception (10/21/94)
through 9/30/00                           +11.22         +11.22

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 9/30/00                    +25.73%        +19.13%
Five Years Ended 9/30/00                  + 8.10         + 6.94
Inception (10/21/94)
through 9/30/00                           +12.10         +11.09

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Growth Fund
October 31, 2000


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of Class A & Class B Shares* in comparison to the growth of a $10,000 investment in the S&P/Barra Growth Index++++ and the S&P 500 Total Return
Index++++++. Beginning and ending values are:

                                     10/90        10/00

ML Growth Fund
Class A Shares*                     $ 9,475      $40,175

ML Growth Fund
Class B Shares*                     $10,000      $38,274

S&P/Barra Growth Index++++          $10,000      $64,723

S&P 500 Total Return Index++++++    $10,000      $59,083


A line graph depicting the growth of Class C & Class D Shares* in comparison to the growth of a $10,000 investment in the S&P/Barra Growth Index++++ and the S&P 500 Total Return
Index++++++. Beginning and ending values are:

                                   12/21/94       10/00

ML Growth Fund
Class C Shares*                     $10,000      $17,795

ML Growth Fund
Class D Shares*                     $ 9,475      $17,676

S&P/Barra Growth Index++++          $10,000      $38,182

S&P 500 Total Return Index++++++    $10,000      $34,275


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Growth Fund invests in a non-diversified portfolio of equity securities that Fund management believes has the potential to achieve above average growth rates in earnings, revenues, cash flow or earnings before interest, taxes, depreciation and amortization. ++++This unmanaged broad-based Index is a subset of the S&P 500 Index containing those companies with higher price-to-book ratios. ++++++This unmanaged broad-based Index is comprised of common stocks.
Past performance is not predictive of future performance.




Merrill Lynch Growth Fund
October 31, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                    Ten-Year/
                                                   6-Month         12-Month      Since Inception
As of October 31, 2000                           Total Return    Total Return      Total Return
ML Growth Fund Class A Shares*                       -6.32%         +13.24%           +324.04%
ML Growth Fund Class B Shares*                       -6.78          +12.07            +282.71
ML Growth Fund Class C Shares*                       -6.76          +12.11            + 77.95
ML Growth Fund Class D Shares*                       -6.39          +13.00            + 86.59
Standard & Poor's/Barra Growth Index**               -7.90          + 2.07        +547.23/+281.82
Standard & Poor's 500 Index***                       -1.03          + 6.09        +490.83/+242.76

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are ten years for Class A & Class B
Shares and from 10/21/94 for Class C & Class D Shares.
**This unmanaged broad-based Index is a subset of the S&P 500 Index, containing those companies with higher price-to-book ratios.
***An unmanaged broad-based index comprised of common stocks. Ten-year/since inception total returns are for ten years and from 10/21/94, respectively.



Merrill Lynch Growth Fund
October 31, 2000

SCHEDULE OF INVESTMENTS
                            Shares                                                                         Percent of
Industries                   Held             Long-Term Investments                             Value      Net Assets
Beverages                  679,000    The Coca-Cola Company                               $   40,994,625       1.6%

Broadcasting &             630,000    ++Clear Channel Communications, Inc.                    37,839,375       1.5
Publishing

Communication            1,915,308    ++Cisco Systems, Inc.                                  103,187,218       4.0
Equipment                  648,200    ++Comverse Technology, Inc.                             72,395,837       2.8
                                                                                          --------------     ------
                                                                                             175,583,055       6.8

Computer Hardware          686,000    ++Dell Computer Corporation                             20,194,125       0.8
                         1,130,800    ++EMC Corporation                                      100,711,875       3.9
                           387,200    International Business Machines Corporation             38,139,200       1.5
                                                                                          --------------     ------
                                                                                             159,045,200       6.2

Computer Software        1,300,000    ++Gemstar-TV Guide International, Inc.                  89,050,000       3.4
                         1,480,000    ++Microsoft Corporation                                101,935,000       3.9
                           450,000    ++Quest Software, Inc.                                  19,659,375       0.8
                           270,000    ++VERITAS Software Corporation                          38,053,125       1.5
                                                                                          --------------     ------
                                                                                             248,697,500       9.6

Contract                   500,000    ++Sanmina Corporation                                   57,156,250       2.2
Manufacturers            2,673,700    ++Solectron Corporation                                117,642,800       4.6
                                                                                          --------------     ------
                                                                                             174,799,050       6.8

Diversified              1,527,450    Corning Incorporated                                   116,849,925       4.6
Manufacturing            2,740,100    General Electric Company                               150,191,731       5.8
                                                                                          --------------     ------
                                                                                             267,041,656      10.4

Electrical                 574,000    ++Bookham Technology PLC (ADR)(a)                       19,264,875       0.7
Components/
Electronics

Electrical               1,150,000    ++Lattice Semiconductor Corporation                     33,637,500       1.3
Components/
Instruments

Energy Equipment &       1,208,000    Enron Corp.                                             99,131,500       3.8
Services

Energy Technology          575,100    ++Active Power, Inc.                                    21,889,744       0.8
                            14,300    ++Capstone Turbine Corporation                             790,969       0.0
                           251,000    ++FuelCell Energy, Inc.                                 19,217,188       0.7
                           500,000    ++International Rectifier Corp.                         22,312,500       0.9
                           343,600    ++Proton Energy Systems, Inc.                            9,255,725       0.4
                                                                                          --------------     ------
                                                                                              73,466,126       2.8


Merrill Lynch Growth Fund
October 31, 2000

SCHEDULE OF INVESTMENTS (continued)
                            Shares                                                                         Percent of
Industries                   Held             Long-Term Investments                             Value      Net Assets
Financial Services       3,043,000    Associates First Capital Corporation
                                      (Class A)                                           $  112,971,375       4.4%

Gas Pipeline &           3,848,434    ++TransMontaigne Inc.(b)                                14,912,682       0.6
Transmission

Insurance                  693,000    American International Group, Inc.                      67,914,000       2.6

Internet Services          950,000    ++America Online, Inc.                                  47,908,500       1.9

Life Sciences              460,000    ++Amgen Inc.                                            26,622,500       1.0
                           496,000    ++Millennium Pharmaceuticals, Inc.                      35,991,000       1.4
                                                                                          --------------     ------
                                                                                              62,613,500       2.4

Media                      476,000    ++Viacom, Inc. (Class A)                                27,251,000       1.0

Medical Technology       1,575,000    Medtronic, Inc.                                         85,542,188       3.3

Pharmaceuticals            330,800    Johnson & Johnson                                       30,474,950       1.2
                           719,000    Merck & Co., Inc.                                       64,665,063       2.5
                         2,572,150    Pfizer Inc.                                            111,084,728       4.3
                         1,470,510    Pharmacia Corporation                                   80,878,050       3.1
                                                                                          --------------     ------
                                                                                             287,102,791      11.1

Retail                   1,161,500    Lowe's Companies, Inc.                                  53,066,031       2.0
                         2,035,400    Wal-Mart Stores, Inc.                                   92,356,275       3.6
                                                                                          --------------     ------
                                                                                             145,422,306       5.6

Semiconductors           1,962,060    Intel Corporation                                       88,170,071       3.4
                           500,000    ++Maxim Integrated Products, Inc.                       33,125,000       1.3
                         1,026,500    Motorola, Inc.                                          25,598,344       1.0
                         1,080,000    Texas Instruments Incorporated                          52,987,500       2.1
                           519,000    ++Xilinx, Inc.                                          37,562,625       1.5
                                                                                          --------------     ------
                                                                                             237,443,540       9.3

Telecommunication           66,100    ++Corvis Corporation                                     4,337,812       0.2
Equipment                  650,000    ++Finisar Corporation                                   18,728,125       0.7
                            77,100    ++TyCom, Ltd.                                            2,582,850       0.1
                                                                                          --------------     ------
                                                                                              25,648,787       1.0

Telecommunication        1,495,600    ++McLeodUSA Incorporated (Class A)                      28,790,300       1.1
Services                   579,500    ++Metawave Communications Corporation                    7,642,156       0.3
                           500,000    ++Netro Corporation                                     10,875,000       0.4
                                                                                          --------------     ------
                                                                                              47,307,456       1.8

Wireless                12,056,786    Vodafone AirTouch PLC                                   50,203,212       2.0
Communication

                                      Total Long-Term Investments
                                      (Cost--$2,058,216,443)                              $2,541,741,799      98.5



Merrill Lynch Growth Fund
October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)
                           Face                                                                            Percent of
                          Amount            Short-Term Investments                             Value       Net Assets
Commercial Paper*    $  37,635,000    General Motors Acceptance Corp., 6.63% due
                                      11/01/2000                                          $   37,635,000       1.4%

                                      Total Short-Term Investments
                                      (Cost--$37,635,000)                                     37,635,000       1.4

Total Investments (Cost--$2,095,851,443)                                                   2,579,376,799      99.9

Other Assets Less Liabilities                                                                  1,369,361       0.1
                                                                                          --------------     ------
Net Assets                                                                                $2,580,746,160     100.0%
                                                                                          ==============     ======


*Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.
(a)American Depositary Receipts (ADR).
(b)Investment in companies 5% or more of whose outstanding securities are held by the fund (such companies are defined as "Affiliated Companies" in Section 2 (a) (3) of the Investment
Company Act of 1940) are as follows:

Net Share          Net      Dividend
Industry        Affiliate   Activity      Cost       Income

Gas              Trans-
  Pipeline &       Montaigne
  Transmission     Inc.         --         --          ++

++Non-income producing security.

See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 2000
Assets:             Investments, at value (identified cost--$2,095,851,443)                               $2,579,376,799
                    Foreign cash                                                                                 460,175
                    Receivables:
                      Securities sold                                                  $   20,038,061
                      Beneficial interest sold                                              1,272,871
                      Dividends                                                               489,956         21,800,888
                                                                                       --------------
                    Prepaid registration fees and other assets                                                   130,854
                                                                                                          --------------
                    Total assets                                                                           2,601,768,716
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                         13,944,002
                      Securities purchased                                                  1,595,550
                      Investment adviser                                                    1,420,160
                      Distributor                                                           1,172,283         18,131,995
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     2,890,561
                                                                                                          --------------
                    Total liabilities                                                                         21,022,556
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,580,746,160
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    2,673,786
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      4,428,259
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        396,450
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      2,810,034
                    Paid-in capital in excess of par                                                       1,913,852,009
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       173,073,651
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        483,511,971
                                                                                                          --------------
                    Net assets                                                                            $2,580,746,160
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $701,996,556 and
                      26,737,856 shares of beneficial interest outstanding                                $        26.25
                                                                                                          ==============
                    Class B--Based on net assets of $1,052,704,873 and
                      44,282,595 shares of beneficial interest outstanding                                $        23.77
                                                                                                          ==============
                    Class C--Based on net assets of $93,549,189 and
                      3,964,498 shares of beneficial interest outstanding                                 $        23.60
                                                                                                          ==============
                    Class D--Based on net assets of $732,495,542 and
                      28,100,338 shares of beneficial interest outstanding                                $        26.07
                                                                                                          ==============
                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 2000
Investment          Dividends (net of $353,114 foreign withholding tax)                                   $   11,517,912
Income:             Interest and discount earned                                                               3,663,198
                                                                                                          --------------
                    Total income                                                                              15,181,110
                                                                                                          --------------

Expenses:           Investment advisory fees                                           $   19,782,243
                    Account maintenance and distribution fees--Class B                     12,729,452
                    Transfer agent fees--Class B                                            3,091,563
                    Account maintenance fees--Class D                                       2,077,024
                    Transfer agent fees--Class D                                            1,806,318
                    Transfer agent fees--Class A                                            1,795,949
                    Account maintenance and distribution fees--Class C                      1,105,562
                    Custodian fees                                                            320,468
                    Transfer agent fees--Class C                                              289,185
                    Printing and shareholder reports                                          285,443
                    Accounting services                                                       254,181
                    Trustees' fees and expenses                                               115,378
                    Professional fees                                                         106,998
                    Registration fees                                                          48,730
                    Pricing fees                                                               25,002
                    Other                                                                      76,870
                                                                                       --------------
                    Total expenses before reimbursement                                    43,910,366
                    Reimbursement of expenses                                               (943,188)
                                                                                       --------------
                    Total expenses after reimbursement                                                        42,967,178
                                                                                                          --------------
                    Investment loss--net                                                                    (27,786,068)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                    460,441,458
(Loss) on             Foreign currency transactions--net                                  (1,819,150)        458,622,308
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                   (34,572,089)
                      Foreign currency transactions--net                                     (13,305)       (34,585,394)
                                                                                       --------------    ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $   396,250,846
                                                                                                         ===============


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                        For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                         2000              1999
Operations:         Investment loss--net                                              $  (27,786,068)    $  (19,595,562)
                    Realized gain (loss) on investments and
                    foreign currency transactions--net                                    458,622,308      (223,616,559)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                   (34,585,394)        139,816,935
                                                                                       --------------     --------------
                    Net increase (decrease) in net assets
                    resulting from operations                                             396,250,846      (103,395,186)
                                                                                       --------------     --------------

Dividends to        In excess of investment income--net:
Shareholders:         Class A                                                                      --        (9,908,351)
                      Class B                                                                      --       (10,381,062)
                      Class C                                                                      --          (879,414)
                      Class D                                                                      --        (8,144,104)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                      --       (29,312,931)
                                                                                       --------------     --------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                               (688,286,498)    (1,972,727,295)
Transactions:                                                                          --------------     --------------

Net Assets:         Total decrease in net assets                                        (292,035,652)    (2,105,435,412)
                    Beginning of year                                                   2,872,781,812      4,978,217,224
                                                                                       --------------     --------------
                    End of year                                                        $2,580,746,160     $2,872,781,812
                                                                                       ==============     ==============

                    See Notes to Financial Statements.




Merrill Lynch Growth Fund
October 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                             Class A++
from information provided in the financial statements.                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      2000          1999         1998         1997        1996
Per Share           Net asset value, beginning of year    $    23.18   $    22.71   $    33.13  $    26.87    $    23.13
Operating                                                 ----------   ----------   ----------  ----------    ----------
Performance:        Investment income (loss)--net              (.11)        (.01)          .46         .53           .31
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                           3.18          .69       (8.47)        7.98          5.63
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations            3.07          .68       (8.01)        8.51          5.94
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                      --           --        (.48)       (.44)         (.35)
                      In excess of investment income--net         --        (.21)           --          --            --
                      Realized gain on investments--net           --           --       (1.70)      (1.81)        (1.85)
                      In excess of realized gain on
                      investments--net                            --           --        (.23)          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions             --        (.21)       (2.41)      (2.25)        (2.20)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of year          $    26.25   $    23.18   $    22.71  $    33.13    $    26.87
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        13.24%        3.09%     (25.83%)      34.03%        28.15%
Return:*                                                  ==========   ==========   ==========  ==========    ==========

Ratios to           Expenses, net of reimbursement              .88%         .96%         .81%        .77%          .80%
Average                                                   ==========   ==========   ==========  ==========    ==========
Net Assets:         Expenses                                    .91%         .99%         .85%        .81%          .84%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net             (.38%)       (.03%)        1.72%       1.84%         1.28%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $  701,997   $  774,287   $1,111,166  $1,769,296    $1,056,870
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        66.49%      101.71%       24.41%      24.75%        30.01%
                                                          ==========   ==========   ==========  ==========    ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                             Class B++
from information provided in the financial statements.                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      2000          1999         1998         1997        1996
Per Share           Net asset value, beginning of year    $    21.21   $    20.88   $    30.63  $    25.03    $    21.60
Operating                                                 ----------   ----------   ----------  ----------    ----------
Performance:        Investment income (loss)--net              (.35)        (.19)          .17         .22           .06
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                           2.91          .61       (7.80)        7.39          5.26
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations            2.56          .42       (7.63)        7.61          5.32
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                      --           --        (.19)       (.20)         (.04)
                      In excess of investment income--net         --        (.09)           --          --            --
                      Realized gain on investments--net           --           --       (1.70)      (1.81)        (1.85)
                      In excess of realized gain on
                      investments--net                            --           --        (.23)          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions             --        (.09)       (2.12)      (2.01)        (1.89)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of year          $    23.77   $    21.21   $    20.88  $    30.63    $    25.03
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        12.07%        2.06%     (26.57%)      32.62%        26.84%
Return:*                                                  ==========   ==========   ==========  ==========    ==========

Ratios to           Expenses, net of reimbursement             1.90%        1.99%        1.83%       1.79%         1.82%
Average                                                   ==========   ==========   ==========  ==========    ==========
Net Assets:         Expenses                                   1.93%        2.02%        1.87%       1.83%         1.85%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net            (1.40%)       (.98%)         .70%        .82%          .26%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $1,052,705   $1,247,547   $2,544,979  $4,687,523    $2,916,507
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        66.49%      101.71%       24.41%      24.75%        30.01%
                                                          ==========   ==========   ==========  ==========    ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                             Class C++
from information provided in the financial statements.                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      2000          1999         1998         1997        1996
Per Share           Net asset value, beginning of year    $    21.05   $    20.72   $    30.43  $    24.89    $    21.59
Operating                                                 ----------   ----------   ----------  ----------    ----------
Performance:        Investment income(loss)--net               (.36)        (.18)          .17         .22           .06
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                           2.91          .59       (7.75)        7.34          5.23
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations            2.55          .41       (7.58)        7.56          5.29
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                      --           --        (.20)       (.21)         (.14)
                      In excess of investment income--net         --        (.08)           --          --            --
                      Realized gain on investments--net           --           --       (1.70)      (1.81)        (1.85)
                      In excess of realized gain on
                      investments--net                            --           --        (.23)          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions             --        (.08)       (2.13)      (2.02)        (1.99)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of year          $    23.60   $    21.05   $    20.72  $    30.43    $    24.89
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        12.11%        2.04%     (26.60%)      32.63%        26.84%
Return:*                                                  ==========   ==========   ==========  ==========    ==========

Ratios to Average   Expenses, net of reimbursement             1.92%        2.02%        1.84%       1.80%         1.84%
Net Assets:                                               ==========   ==========   ==========  ==========    ==========
                    Expenses                                   1.95%        2.05%        1.88%       1.84%         1.87%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net            (1.42%)       (.96%)         .68%        .81%          .25%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $   93,549   $  106,797   $  239,445  $  427,377    $  187,221
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        66.49%      101.71%       24.41%      24.75%        30.01%
                                                          ==========   ==========   ==========  ==========    ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                             Class D++
from information provided in the financial statements.                      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      2000          1999         1998         1997        1996
Per Share           Net asset value, beginning of year    $    23.07   $    22.63   $    33.01  $    26.79    $    23.06
Operating                                                 ----------   ----------   ----------  ----------    ----------
Performance:        Investment income(loss)--net               (.17)        (.06)          .39         .46           .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                           3.17          .68       (8.43)        7.95          5.63
                                                          ----------   ----------   ----------  ----------    ----------
                    Total from investment operations            3.00          .62       (8.04)        8.41          5.87
                                                          ----------   ----------   ----------  ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                      --           --        (.41)       (.38)         (.29)
                      In excess of investment income--net         --        (.18)           --          --            --
                      Realized gain on investments--net           --           --       (1.70)      (1.81)        (1.85)
                      In excess of realized gain on
                      investments--net                            --           --        (.23)          --            --
                                                          ----------   ----------   ----------  ----------    ----------
                    Total dividends and distributions             --        (.18)       (2.34)      (2.19)        (2.14)
                                                          ----------   ----------   ----------  ----------    ----------
                    Net asset value, end of year          $    26.07   $    23.07   $    22.63  $    33.01    $    26.79
                                                          ==========   ==========   ==========  ==========    ==========

Total Investment    Based on net asset value per share        13.00%        2.82%     (26.00%)      33.67%        27.83%
Return:*                                                  ==========   ==========   ==========  ==========    ==========

Ratios to Average   Expenses, net of reimbursement             1.13%        1.21%        1.06%       1.02%         1.05%
Net Assets:                                               ==========   ==========   ==========  ==========    ==========
                    Expenses                                   1.16%        1.24%        1.10%       1.06%         1.08%
                                                          ==========   ==========   ==========  ==========    ==========
                    Investment income (loss)--net             (.63%)       (.26%)        1.47%       1.59%         1.03%
                                                          ==========   ==========   ==========  ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $  732,495   $  744,151   $1,082,627  $1,642,665    $  932,811
                                                          ==========   ==========   ==========  ==========    ==========
                    Portfolio turnover                        66.49%      101.71%       24.41%      24.75%        30.01%
                                                          ==========   ==========   ==========  ==========    ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.




Merrill Lynch Growth Fund
October 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses mayarise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).


Merrill Lynch Growth Fund
October 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk of existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income net are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,819,150 have been reclassified between accumulated net investment loss and undistributed net realized capital gains and $29,605,218 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of
 .65%. As a result of a voluntary waiver of expenses, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .65% of the average daily net assets on the first $1 billion; .625% of the average net assets on the next $500 million; and .60% of the average net assets over $1.5 billion but not exceeding $10 billion and .575% of average net assets in excess of $10 billion. For the year ended October 31, 2000, MLIM earned fees of $19,782,243, of which $943,188 was waived.


Merrill Lynch Growth Fund
October 31, 2000


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                               .25%           .75%
Class C                               .25%           .75%
Class D                               .25%            --

Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2000, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                               $1,241      $ 12,811
Class D                               $8,155      $111,279

For the year ended October 31, 2000, MLPF&S received contingent deferred sales charges of $1,540,227 and $17,289 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $176,709 and $51,020 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $1,948,424,841 and $2,568,981,518, respectively.

Net realized gains (losses) for the year ended October 31, 2000 and net unrealized gains (losses) as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments           $ 458,429,338     $ 483,525,356
Options written                     2,012,120                --
Foreign currency
transactions                       (1,819,150)          (13,385)
                                -------------     -------------
Total                           $ 458,622,308     $ 483,511,971
                                =============     =============

Transactions in options written for the year ended October 31, 2000, were as follows:

                                  Nominal Value
                                    Covered by
                                     Written       Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of
year                                1,181,350     $   3,471,380
Options exercised                   (300,000)       (1,459,260)
Options expired                     (881,350)       (2,012,120)
                                -------------     -------------
Outstanding call options
written, end of year                       --     $          --
                                =============     =============

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $483,525,356, of which $636,121,796 related to appreciated securities and $152,596,440 related to depreciated securities. At October 31, 2000, the aggregate cost of investments for Federal income tax purposes was $2,095,851,443.


Merrill Lynch Growth Fund
October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $688,286,498 and $1,972,727,295 for the years ended October 31, 2000 and October 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         8,303,223    $  231,732,963
Shares redeemed                   (14,966,652)     (416,864,322)
                                -------------     -------------
Net decrease                       (6,663,429)   $ (185,131,359)
                                =============     =============


Class A Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                        11,565,531    $  240,814,815
Shares issued to share-
holders in reinvestment of
dividends                            459,562          9,577,280
                                -------------     -------------
Total issued                      12,025,093        250,392,095
Shares redeemed                   (27,558,400)     (572,349,890)
                                -------------     -------------
Net decrease                      (15,533,307)   $ (321,957,795)
                                =============     =============


Class B Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         8,093,155    $  204,494,655
Automatic conversion of
shares                             (3,754,743)      (94,085,703)
Shares redeemed                   (18,883,341)     (473,345,029)
                                -------------     -------------
Net decrease                      (14,544,929)   $ (362,936,077)
                                =============     =============


Class B Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                        15,919,015    $  305,351,815
Shares issued to share-
holders in reinvestment of
dividends                             480,513         9,245,064
                                -------------    --------------
Total issued                      16,399,528        314,596,879
Automatic conversion of
shares                             (6,389,720)     (122,861,457)
Shares redeemed                   (73,087,724)   (1,396,489,700)
                                -------------     -------------
Net decrease                      (63,077,916)  $(1,204,754,278)
                                =============   ===============


Class C Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                           386,278    $    9,655,945
Shares redeemed                    (1,494,230)      (37,162,786)
                                -------------     -------------
Net decrease                       (1,107,952)   $  (27,506,841)
                                =============     =============


Class C Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                           844,502    $   16,133,830
Shares issued to shareholders
in reinvestment of dividends           39,676           757,812
                                -------------    --------------
Total issued                         884,178        16,891,642
Shares redeemed                   (7,365,382)     (139,843,279)
                                -------------    --------------
Net decrease                      (6,481,204)    $ (122,951,637)
                                =============    ==============


Class D Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         3,660,286   $   101,508,624
Automatic conversion of
shares                              3,439,133        94,085,703
                                -------------   ---------------
Total issued                        7,099,419       195,594,327
Shares redeemed                   (11,249,787)     (308,306,548)
                                -------------   ---------------
Net decrease                      (4,150,368)   $  (112,712,221)
                                =============   ===============


Class D Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                         5,370,336   $   111,940,566
Shares issued to shareholders
in reinvestment of dividends          348,930         7,254,254
Automatic conversion of
shares                              5,892,240       122,861,457
                                -------------   ---------------
Total issued                       11,611,506       242,056,277
Shares redeemed                   (27,209,168)     (565,119,862)
                                -------------   ---------------
Net decrease                      (15,597,662)  $  (323,063,585)
                                =============   ===============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the year ended October 31, 2000.



Merrill Lynch Growth Fund
October 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Merrill Lynch Growth Fund as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
December 15, 2000



Merrill Lynch Growth Fund
October 31, 2000


PORTFOLIO INFORMATION (unaudited)


As of October 31, 2000
                                        Percent of
Ten Largest Equity Holdings             Net Assets

General Electric Company                   5.8%
Solectron Corporation                      4.5
Corning Incorporated                       4.5
Associates First Capital Corporation
   (Class A)                               4.4
Pfizer Inc.                                4.3
Cisco Systems, Inc.                        4.0
Microsoft Corporation                      3.9
EMC Corporation                            3.9
Enron Corp.                                3.8
Wal-Mart Stores, Inc.                      3.6


                                        Percent of
Geographic Allocation                   Net Assets

United States                             96.5%
United Kingdom                             2.0




Merrill Lynch Growth Fund
October 31, 2000


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863